UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2023
Virgin Orbit Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4022 E. Conant St. Long Beach, California	90808
(Address of principal executive offices)	(Zip Code)
(562) 388-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VORBQ	*
Warrants to purchase common stock	VORWQ	*

*On April 13, 2023, the Company’s common stock and warrants were suspended from trading on The Nasdaq Stock Market LLC (“NASDAQ”) as a result of the Company’s filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Effective April 13, 2023, trades in the Company’s common stock and warrants began being quoted on the OTC Pink Marketplace under the symbols “VORBQ” and “VORWQ”, respectively. On May 2, 2023, NASDAQ filed a Form 25 to delist the Company’s common stock and warrants to remove such securities from registration under Section 12(b) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on April 4, 2023, Virgin Orbit Holdings, Inc. (the “Company”) and its domestic subsidiaries (together with the Company, the “Debtors”) commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”).

On July 31, 2023, the Court entered an order (the “Confirmation Order”) confirming the Fifth Amended Joint Chapter 11 Plan of Virgin Orbit Holdings, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated July 31, 2023 (as amended, modified, or supplemented from time to time, the “Plan”).

On August 2, 2023 (the “Effective Date”), the Debtors filed a Notice of Effective Date with the Court and the Plan became effective in accordance with its terms. As of the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company were canceled and extinguished.

Item 3.03 Material Modification to Rights of Security Holders

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Concurrently with the effectiveness of the Plan, each of the directors and officers of the Company were deemed to have resigned from their duties and such positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Orbit Holdings, Inc.

Date:	August 2, 2023	By:	/s/ Dan Hart
		Name:	Dan Hart
		Title:	Authorized Signatory